UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2024, 3D Systems Corporation (the “Company”) and 3D Systems, Inc., a wholly-owned subsidiary of the Company (“3D US”), entered into an Asset Purchase Agreement (the “U.S. Purchase Agreement”) with Hexagon Manufacturing Intelligence, Inc. (the “U.S. Buyer”), and 3D Systems Korea, Inc., a wholly-owned subsidiary of the Company (“3D Korea,” together with the Company and 3D US, the “Sellers”) entered into a Business Transfer Agreement (the “Korean Purchase Agreement,” together with the U.S. Purchase Agreement, the “Purchase Agreements”) with Hexagon Metrology Korea LLC (the “Korean Buyer,” together with the U.S. Buyer, the “Buyers”), pursuant to which the Buyers agreed to purchase from the Sellers, and the Sellers agreed to sell to the Buyers (the “Transaction”), substantially all of the assets related to the Sellers’ Geomagic software business (the “Acquired Assets”), for an aggregate cash purchase price of $123.0 million, subject to customary closing conditions and adjustments.

The Purchase Agreements contain customary representations, warranties, covenants, agreements and indemnification obligations of the Sellers and the Buyers.

Completion of the Transaction (the “Closing”) is expected to occur in the second quarter of 2025. The Closing is contingent upon the satisfaction of customary closing conditions set forth in the Purchase Agreements, including the accuracy of each party’s representations and warranties (subject to certain exceptions), regulatory approval from the Committee on Foreign Investment in the United States, the Korean Fair Trade Commission and the Turkish Competition Authority, the performance in all material respects by each of the parties of its covenants and agreements, and the simultaneous closing of both Purchase Agreements. The Closing is not subject to a financing condition. The U.S. Purchase Agreement also includes customary termination provisions, including if the Closing of the Transaction has not occurred on or before May 31, 2025.

At the Closing, the Sellers and the Buyers will enter into a transition services agreement, pursuant to which the Sellers and certain of their affiliates will provide certain information technology, accounting, human resources, marketing, operations, facilities and other customary services to support the Buyers in the ongoing operation of the Acquired Assets. At the Closing, certain Sellers and Buyers will also enter into a software licensing agreement.

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the U.S. Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated in this Item 1.01 by reference, and the Korean Purchase Agreement, a copy of which is attached hereto as Exhibit 2.2 and is incorporated in this Item 1.01 by reference.

The above description of the Purchase Agreements has been included to provide information regarding the terms of the Purchase Agreements. It is not intended to provide any other information about the Company, 3D US, 3D Korea, the Buyers or their respective subsidiaries or affiliates. The Purchase Agreements contain representations and warranties of each party thereto that were made solely for the benefit of the other parties. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the signing of each of the Purchase Agreements. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreements. In addition, such representations and warranties may apply a contractual standard of materiality that is different from that generally applicable to stockholders. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Purchase Agreements and should not be relied upon as a disclosure of factual information relating to the parties thereto.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from historical results or from any future results or projections expressed in, or implied by, such forward-looking statements, including the expected timing of completion of the Transaction. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the Company. Factors that could cause actual results to differ materially from those reflected or predicted in forward-looking statements include failure to receive regulatory approvals and failure to comply with regulatory requirements. Other factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. The Company undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events, or circumstances or otherwise, except as required by law.

Item 7.01.	Regulation FD Disclosure.

On December 12, 2024, the Company issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

The information in this Item 7.01 (and in the related press release) shall not be deemed “filed” with the SEC for purposes of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Asset Purchase Agreement, dated December 12, 2024, by and among 3D Systems Corporation, 3D Systems, Inc. and Hexagon Manufacturing Intelligence, Inc.

2.2	Business Transfer Agreement, dated December 12, 2024, by and between 3D Systems Korea, Inc. and Hexagon Metrology Korea LLC.

99.1	Press Release issued on December 12, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: December 12, 2024	By:	/s/ Jeffrey D. Creech
Jeffrey D. Creech
Executive Vice President and Chief Financial Officer